As filed with the Securities and Exchange Commission on November 14, 2000
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): NOVEMBER 14, 2000

                            PLAYBOY ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)

     DELAWARE                           1-6813                   36-4249478
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(State or other jurisdiction of    (Commission File           (IRS Employer
     incorporation                      Number)             Identification No.)

     680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS               60611
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:    (312) 751-8000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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                  This Amendment No. 1 amends the Current Report on Form 8-K of the Registrant dated October 19, 2000 (the "Form 8-K"). The Form 8-K stated that PricewaterhouseCoopers LLP was dismissed as the Registrant's independent accountants and that Ernst & Young LLP was engaged as the Registrant's new independent accountants, each effective as of the filing by the Registrant of its Quarterly Report on Form 10-Q for the nine-month period ended September 30, 2000 (the "Form 10-Q"). The Form 10-Q was filed on November 14, 2000 and, accordingly, Items 4 and 7 of the Form 8-K are hereby amended by deleting those Items in their entirety and replacing them with the following:

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         (a) DISMISSAL OF INDEPENDENT ACCOUNTANTS. On November 14, 2000, the Registrant and its subsidiaries dismissed PricewaterhouseCoopers LLP as their independent accountants.

                  The independent accountants' reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Registrant for each of the fiscal years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion and neither of those reports was qualified or modified as to uncertainty, audit scope or accounting principle.

                  During the Registrant's two fiscal years ended December 31, 1999 and December 31, 1998, and through the date of this Current Report on Form 8-K/A, there were no disagreements between the Registrant and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

                  The Registrant has requested PricewaterhouseCoopers LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

         (b) ENGAGEMENT OF INDEPENDENT ACCOUNTANTS. On November 14, 2000, upon the recommendation of its Audit Committee, the Registrant's Board of Directors appointed Ernst & Young LLP as its new independent accountants.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated November 14, 2000

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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLAYBOY ENTERPRISES, INC.



                                        By:  /s/  Linda G. Havard
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                                             Name:   Linda G. Havard
                                             Title:  Executive Vice President,
                                                     Finance and Operations, and
                                                     Chief Financial Officer
                                                     (Authorized Officer and
                                                     Principal Financial and
                                                     Accounting Officer)

Dated:  November 14, 2000

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